UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2021
AgileThought, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39157	87-2302509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd. Suite 1650E, Irving, Texas	(971) 501-1140	75039
(Address of Principal Executive Offices)	(Registrant's telephone number, including area code)	(Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AGIL	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AGILW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2021, AgileThought, Inc. (the “Company”) terminated the employment of Federico Alberto Tagliani, Global Chief Operating Officer, effective immediately.

Item 5.02(c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2021, the Board of Directors of the Company appointed Kevin Johnston, 55, as Global Chief Operating Officer. Mr. Johnston has served as the Company’s Chief Revenue Officer since August 2021. Mr. Johnston served as the Chief Revenue Officer of the Company’s predecessor company (“Legacy AT”) from February 2020 to August 2021. Prior to joining Legacy AT, Mr. Johnston served as the Chief Sales & Revenue Officer, Americas Region for DXC Technology, a publicly held business-to-business IT services company, from July 2019 to February 2020. Mr. Johnston previously held various executive and management positions at HP Inc. from March 2007 to May 2013 and at Hewlett Packard Enterprise from June 2013 to April 2017, most recently as Vice President & General Manager, Americas Workload and Cloud Practice. The Company will not amend the terms of Mr. Johnston’s current compensation arrangement at this time.

Mr. Johnston currently intends to participate as a lender under the credit agreement, dated as of November 22, 2021, by and among the Company, AgileThought Mexico, S.A. de C.V., AN Global LLC, entities affiliated with CS Investors and Nexxus Funds and Manuel Senderos, as lenders, GLAS USA LLC, as administrative agent, and GLAS AMERICAS LLC, as collateral agent (the “Second Lien Facility”). Mr. Johnston anticipates lending the Company $200,000 pursuant to the terms of the Second Lien Facility. For a description of the Second Lien Facility, see the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 30, 2021.

Item 9.01. Financial Statements and Exhibits

(d) Exhibit(s)

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2021

                            AGILETHOUGHT, INC.

                            By:    /s/ Jorge Pliego Seguin
                                 Jorge Pliego Seguin
                                 Chief Financial Officer